Exhibit 99.1

NEWS RELEASE

KOSMOS ENERGY PROVIDES OPERATIONAL AND FINANCIAL UPDATE

Company to host second quarter 2014 results conference call on August 4, 2014

DALLAS, Texas, July 7, 2014 — Kosmos Energy Ltd. (“Kosmos”) (NYSE: KOS) today provided an operational and financial update in advance of releasing its second quarter 2014 results.

As a result of continued strong production from the Jubilee field, and being in an underlifted position at the end of the first quarter of 2014, the company benefited from three liftings of crude oil totaling approximately 2.9 million barrels during the three months ended June 30, 2014. The company estimates oil revenues for the second quarter of 2014 of approximately $325.0 million to $330.0 million. In addition, oil production costs, depletion costs and income taxes are all expected to be higher relative to the previous quarter as a direct result of the three liftings. Gross production from the Jubilee field averaged approximately 103,000 barrels of oil per day (bopd) for the first half of 2014 and according to the field operator is expected to average 100,000 bopd for the full-year 2014.

It is anticipated that results from the second quarter will partially be offset by the following:

•                  as part of a previously announced internal reorganization, the company expects to record an incremental $2.9 million in restructuring charges associated with severance and related benefits during the three months ended June 30, 2014 in addition to the prior $9.0 million estimated second quarter charge; and

•                  as a result of an increase in the dated Brent forward curve, the company expects to record a loss of between $20.0 million and $25.0 million on its commodity derivatives during the three months ended June 30, 2014. Currently, the company has approximately 10 million barrels of forward production hedged through 2016.

Second Quarter 2014 Results Conference Call and Webcast

The Company plans the following schedule for its second quarter 2014 results:

•                  Earnings Release: Monday, August 4, 2014, before the stock market open via BusinessWire and the Company’s website at www.kosmosenergy.com.

•                  Conference Call: Monday, August 4, 2014, at 11:00 a.m. EDT. The call is open to the public via telephone and webcast.

Dial-in telephone numbers:

U.S. / Canada: +1.877.407.3982

International: +1.201.493.6780

Webcast:

investors.kosmosenergy.com

•                  Webcast Conference Call Replay: A replay of the webcast will be available at investors.kosmosenergy.com for approximately 90 days following the event.

About Kosmos Energy

Kosmos Energy is a leading independent oil and gas exploration and production company focused on frontier and emerging areas along the Atlantic Margin. Our assets include existing production and other major development projects offshore Ghana, as well as exploration licenses with significant hydrocarbon potential offshore Ireland, Mauritania, Morocco, Suriname, and Western Sahara. As an ethical and transparent company, Kosmos is committed to doing things the right way. The company’s Business Principles articulate our commitment to transparency, ethics, human rights, safety and the environment. Read more about this commitment in the Kosmos 2013 Corporate Responsibility Report. Kosmos is listed on the New York Stock Exchange and is traded under the ticker symbol KOS. For additional information, visit www.kosmosenergy.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Kosmos expects, believes or anticipates will or may occur in the future are forward-looking statements. Kosmos’ estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations. Although Kosmos believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to Kosmos. When used in this press release, the words “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words are intended to identify forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Kosmos, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in Kosmos’ Securities and Exchange Commission (“SEC”) filings.  Kosmos undertakes no obligation and does not intend to update or correct these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

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CONTACT:

Investor Relations

Jon Cappon

+1.214.445.9669

jcappon@kosmosenergy.com

Media Relations

Thomas Golembeski

+1.214.445.9674

tgolembeski@kosmosenergy.com